AUXIER FOCUS FUND

                              Supplement to Replace
                     Supplement filed on September 22, 2004
                        And Supplement to the Prospectus
                             Dated October 30, 2003

         The following replaces the first table under the section "Fees and Expenses of Investing in the Fund" on page 5 of the Prospectus:

FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee1, 2.........................................................2.00%
Exchange Fee................................................................NONE

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 2.00% redemption fee on shares purchased after October 11, 2004 and redeemed within six months after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

         The following is added as the last paragraph of the section "How to Redeem Shares" on page 10 of the Prospectus:

Market Timers Redemption Fee

         The Fund is intended for long-term investors. Short-term market timers who engage in frequent trading into and out of the Fund can disrupt the Fund's investment strategy and generate additional transaction costs to Fund shareholders. To avoid hurting long-term shareholders who do not generate these costs, the Fund imposes a redemption fee of 2.00% on shares purchased after October 11, 2004 and redeemed less than six months after they are purchased, which will be deducted from redemption proceeds. The Fund uses a "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders. The Fund may waive the redemption fee for mandatory withdrawals from retirement accounts and for its systematic withdrawal plan. The Fund may also waive the redemption fee in other circumstances if the Advisor determines it is in the best interests of the Fund to do so.
                        Supplement dated October 11, 2004

      This Supplement, and the Prospectus dated October 30, 2003, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated October 30, 2003, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 877-3-AUXIER (877-328-9437).